[caad 234]E

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2001

                                                       REGISTRATION NO. ________

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   -----------

                        INHALE THERAPEUTIC SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                         94-3134940
(State of incorporation)                    (I.R.S. Employer Identification No.)

                               150 INDUSTRIAL ROAD
                          SAN CARLOS, CALIFORNIA 94070
                                 (650) 631-3100
              (Address, including zip code, and telephone number,
               including area code of principal executive offices)

                     2000 NON-OFFICER EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                                  AJIT S. GILL
                             CHIEF EXECUTIVE OFFICER
                        INHALE THERAPEUTIC SYSTEMS, INC.
                               150 INDUSTRIAL ROAD
                          SAN CARLOS, CALIFORNIA 94070
                                 (650) 631-3100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   -----------

                                   COPIES TO:

                              MARK P. TANOURY, ESQ.
                              JOHN M. GESCHKE, ESQ.
                               COOLEY GODWARD LLP
                     3000 SAND HILL ROAD, BLDG. 3, SUITE 230
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 843-5000

                                   -----------

                         CALCULATION OF REGISTRATION FEE


====================================================================================================================================
                                                                             PROPOSED MAXIMUM   PROPOSED MAXIMUM
                  TITLE OF SECURITIES                          AMOUNT TO      OFFERING PRICE       AGGREGATE          AMOUNT OF
                    TO BE REGISTERED                         BE REGISTERED      PER UNIT(1)     OFFERING PRICE(1)   REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common Stock (par value $.0001)......        2,300,000          $29.75          $68,425,000         $17,106.25

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on January 12, 2001 as reported on Nasdaq National Market.


        Approximate date of commencement of proposed sale to the public:
 as soon as practicable after this Registration Statement becomes effective.
================================================================================

================================================================================

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

       The following documents filed by Inhale Therapeutic Systems, Inc., a Delaware corporation ("INHALE") with the Securities and Exchange Commission, are incorporated by reference into this registration statement:

  (a)  Inhale's Registration Statement on Form S-8 (SEC File No. 333-74669);
  (b)  Inhale's Registration Statement on Form S-8 (SEC File No. 333-65919); and
  (c)  Inhale's Registration Statement on Form S-8 (SEC File No.333-32788).


                                    EXHIBITS


EXHIBIT NUMBER   EXHIBIT INDEX
--------------   --------------
       3.1        (1) Certificate of Incorporation of Inhale.
       3.2        (1) Bylaws of Inhale.
       3.3        (2) Certificate of Amendment of the Amended Certificate of Incorporation.
       4.1            Reference is made to Exhibits 3.1, 3.2 and 3.3.
       4.2        (3) Restated Investor Rights Agreement among Inhale and certain other persons named therein, dated April 29, 1993, as amended October 29, 1993.
       4.3        (3) Specimen stock certificate.
       4.4        (4) Stock Purchase Agreement between Inhale and Pfizer Inc., dated January 18, 1995.
       4.5        (5) Form of Purchase Agreement between Inhale and the individual Purchasers, dated January 28, 1997.
       4.6        (6) Stock Purchase Agreement between Inhale and Capital Research and Management Company, dated December 8, 1998.
       4.7        (7) Purchase Agreement among Inhale and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper
                      Jaffray Inc. dated October 6, 1999.
       4.8        (7) Registration Rights Agreement among Inhale and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S.
                      Bancorp Piper Jaffray Inc., dated October 13, 1999.
       4.9        (7) Indenture between Inhale as Issuer and Chase Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated October 13, 1999.
      4.10        (7) Form of Inhale Registration Rights Agreement, between Inhale and Selling Shareholder, dated January 25, 2000.
      4.11        (8) Purchase Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank
                      Securities Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated February 2, 2000.
      4.12        (8) Resale Registration Rights Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated February 8,
                      2000.
      4.13        (8) Indenture between Inhale as Issuer and Chase Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated February 8, 2000.
      4.14        (2) Specimen common stock certificate.
      4.15        (9) Specimen warrants to purchase shares of common stock.
      4.16       (10) Purchase Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank
                      Securities Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated October 11, 2000.
      4.17       (10) Resale Registration Rights Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities, Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated
                      October 17, 2000.
      4.18       (10) Indenture between Inhale, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated October 17, 2000.
       5.1       (11) Opinion of Cooley Godward LLP.
      23.1       (11) Consent of Ernst & Young LLP, Independent Auditors.


      23.2       (11) Consent of Cooley Godward LLP (included in Exhibit 5.1).
      99.1       (11) Inhale's 2000 Non-Officer Equity Incentive Plan, as amended.
      99.2       (11) Stock Option Agreement (Nonstatutory Stock Option) adopted for use under Inhale's
                      2000 Non-Officer Equity Incentive Plan, as amended.

---------------------------

(1) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(3) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-75942), as amended.

(4) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-89502), as amended.

(5) Incorporated by reference to Inhale's Registration Statement on Form S-3 (No. 333-20787).

(6) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-68897), as amended.

(7) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-94161), as amended.

(8) Incorporated by reference to the indicated exhibit in Inhale's Annual Report on Form 10-K for the year ended December 31, 1999.

(9) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-53678).

(11)     Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, County of San Mateo, State of California, on the 17th day of January 2001.

                                       INHALE THERAPEUTIC SYSTEMS, INC.
                                       By    /s/ Ajit S. Gill
                                          -----------------------------
                                             Ajit S. Gill
                                             Chief Executive Officer,
                                             President and Director


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Chess, Ajit S. Gill, Brigid A. Makes, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments, exhibits thereto and other documents in connection therewith) to this registration statement and any subsequent registration statement filed by the registrant pursuant to Securities and Exchange Commission Rule 462, which relates to this registration statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                                 TITLE                                   DATE
                     ---------                                                 -----                                   ----
                  /s/ Ajit S. Gill                   Chief Executive Officer, President and Director             January 17, 2001
                 ---------------------               (Principal Executive Officer)
                    Ajit S. Gill

                  /s/ Robert B. Chess
                 --------------------                Chairman of the Board                                       January 17, 2001
                   Robert B. Chess

                  /s/ Brigid A. Makes                Chief Financial Officer and Vice President (Principal       January 17, 2001
                 --------------------                Financial and Accounting Officer)
                   Brigid A. Makes

                  /s/ John S. Patton
                 --------------------                Director and Vice President                                 January 17, 2001
                    John S. Patton

                  /s/ James B. Glavin
                 --------------------                Director                                                    January 17, 2001
                    James B. Glavin



                  /s/ Melvin Perelman
                 --------------------                Director                                                    January 17, 2001
                   Melvin Perelman

                  /s/ Irwin Lerner
                 --------------------                Director                                                    January 17, 2001
                    Irwin Lerner

                  /s/ Roy A. Whitfield
                 ---------------------               Director                                                    January 17, 2001
                   Roy A. Whitfield



                                                          INDEX TO EXHIBITS

EXHIBIT NUMBER   EXHIBIT INDEX
--------------   --------------
       3.1        (1) Certificate of Incorporation of Inhale.
       3.2        (1) Bylaws of Inhale.
       3.3        (2) Certificate of Amendment of the Amended Certificate of Incorporation.
       4.1            Reference is made to Exhibits 3.1, 3.2 and 3.3.
       4.2        (3) Restated Investor Rights Agreement among Inhale and certain other persons named therein, dated April 29, 1993, as amended October 29, 1993.
       4.3        (3) Specimen stock certificate.
       4.4        (4) Stock Purchase Agreement between Inhale and Pfizer Inc., dated January 18, 1995.
       4.5        (5) Form of Purchase Agreement between Inhale and the individual Purchasers, dated January 28, 1997.
       4.6        (6) Stock Purchase Agreement between Inhale and Capital Research and Management Company, dated December 8, 1998.
       4.7        (7) Purchase Agreement among Inhale and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper
                      Jaffray Inc. dated October 6, 1999.
       4.8        (7) Registration Rights Agreement among Inhale and Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S.
                      Bancorp Piper Jaffray Inc., dated October 13, 1999.
       4.9        (7) Indenture between Inhale as Issuer and Chase Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated October 13, 1999.
      4.10        (7) Form of Inhale Registration Rights Agreement, between Inhale and Selling Shareholder, dated January 25, 2000.
      4.11        (8) Purchase Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank
                      Securities Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc.,dated February 2, 2000.
      4.12        (8) Resale Registration Rights Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated
                      February 8, 2000.
      4.13        (8) Indenture between Inhale as Issuer and Chase Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated February 8, 2000.
      4.14        (2) Specimen common stock certificate.
      4.15        (9) Specimen warrants to purchase shares of common stock.
      4.16       (10) Purchase Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank
                      Securities Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc., dated October 11, 2000.
      4.17       (10) Resale Registration Rights Agreement among Inhale and Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                      Deutsche Bank Securities, Inc., Lehman Brothers Inc., and U.S. Bancorp Piper Jaffray Inc.,
                      dated October 17, 2000.
      4.18       (10) Indenture between Inhale, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as
                      Trustee, dated October 17, 2000.
       5.1       (11) Opinion of Cooley Godward LLP.
      23.1       (11) Consent of Ernst & Young LLP, Independent Auditors.
      23.2       (11) Consent of Cooley Godward LLP (included in Exhibit 5.1).
      99.1       (11) Inhale's 2000 Non-Officer Equity Incentive Plan, as amended.
      99.2       (11) Stock Option Agreement (Nonstatutory Stock Option) adopted for use under Inhale's 2000 Non-Officer
                      Equity Incentive Plan, as amended.

---------------------------

(1) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(3) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-75942), as amended.

(4) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-1 (No. 33-89502), as amended.

(5) Incorporated by reference to Inhale's Registration Statement on Form S-3 (No. 333-20787).

(6) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-68897), as amended.

(7) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-94161), as amended.

(8) Incorporated by reference to the indicated exhibit in Inhale's Annual Report on Form 10-K for the year ended December 31, 1999.

(9) Incorporated by reference to the indicated exhibit in Inhale's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10) Incorporated by reference to the indicated exhibit in Inhale's Registration Statement on Form S-3 (No. 333-53678).

(11)     Filed herewith.